Statement of Additional Information (SAI) Supplement – July 18, 2014

For the SAI dated May 1, 2014 for the following funds:

Columbia Variable Portfolio – Core Equity Fund

Columbia Variable Portfolio – Large Core Quantitative Fund

Effective July 18, 2014 (the Effective Date), Oliver Buckley will no longer be managing the above mentioned Funds due to his retirement from Columbia Management Investment Advisers, LLC, the Funds’ investment manager. On the Effective Date, all references to Mr. Buckley contained in the Funds’ SAI are deleted.

Shareholders should retain this supplement for future reference.

S-6466-231 A (7/14)